                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           CONCUR TECHNOLOGIES, INC.
               (Name of Registrant as Specified in Its Charter)


                           CONCUR TECHNOLOGIES, INC.
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                         [LOGO OF CONCUR TECHNOLOGIES]

                                January 26, 2001

To Our Stockholders:

   You are cordially invited to attend the Annual Meeting of Stockholders of Concur Technologies, Inc., which will be held at the DoubleTree Hotel Bellevue, 300 112th Avenue SE, Bellevue, Washington, at 10:00 a.m. local time on Thursday, March 8, 2001.

   Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

   It is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before the meeting. If you do not plan to attend the meeting, please complete, sign, date, and return the enclosed proxy in the accompanying reply envelope. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

   We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ S. Steven Singh

                                          S. Steven Singh
                                          President, Chief Executive Officer
                                           and Chairman of the Board

                           CONCUR TECHNOLOGIES, INC.
                              6222 185th Avenue NE
                               Redmond, WA 98052

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held March 8, 2001

                               ----------------

   The Annual Meeting of Stockholders of Concur Technologies, Inc. (the "Company") will be held at the DoubleTree Hotel Bellevue, 300 112th Avenue SE, Bellevue, Washington, at 10:00 a.m. local time on Thursday, March 8, 2001, for the following purposes:

     1. To elect two Class II members of the Company's Board of Directors to serve for a three year term as more fully described in the accompanying proxy statement.

     2. To approve an amendment to the Company's 1998 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder.

     3. To approve an amendment to the Company's 1998 Directors Stock Option Plan to increase the number of shares reserved for issuance thereunder.

     4. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for fiscal year 2001.

     5. To transact such other business as may properly come before the meeting.

   The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Only stockholders of record at the close of business on January 24, 2001 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose relevant to the meeting, at the Company's offices at 6222 185th Avenue NE, Redmond, Washington, during the Company's ordinary business hours for ten days before the meeting.

                                     By Order of the Board of Directors of the
                                      Company

                                     /s/ S. Steven Singh

                                     S. Steven Singh
                                     President, Chief Executive Officer and
                                      Chairman of the Board

Redmond, Washington
January 26, 2001


                             YOUR VOTE IS IMPORTANT

    Whether or not you plan to attend the meeting, please complete, sign, date, and promptly return the accompanying proxy card in the enclosed postage-paid return envelope so that your shares may be represented at the meeting. This will ensure the presence of a quorum at the meeting and save the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the meeting, revoking your proxy, and voting your stock in person.

                           CONCUR TECHNOLOGIES, INC.
                              6222 185th Avenue NE
                               Redmond, WA 98052

                               ----------------

                                PROXY STATEMENT

                               ----------------

   The accompanying proxy is solicited on behalf of the Board of Directors of Concur Technologies, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at the DoubleTree Hotel Bellevue, 300 112th Avenue SE, Bellevue, Washington, at 10:00 a.m. local time on Thursday, March 8, 2001, and at any adjournments or postponements thereof. The mailing address of the Company is 6222 185th Avenue NE, Redmond, Washington 98052.

   This proxy statement and the accompanying Notice of Annual Meeting and proxy are first being sent to stockholders on or about February 5, 2001. Stockholders are encouraged to review the information provided in this proxy statement in conjunction with the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2000, a copy of which also accompanies this proxy statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

Voting

   The Company's common stock ("Common Stock") is the only type of security entitled to vote at the Meeting. On January 24, 2001, the record date ("Record Date") for determining stockholders entitled to vote at the Meeting, there were 25,482,698 shares of Common Stock outstanding. Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held by such stockholder on that date. A majority of the outstanding shares of Common Stock must be present or represented at the Meeting in order to have a quorum.

   The election of the Company's directors requires a plurality of the votes represented in person or by proxy at the Meeting. Approval of Proposals 2, 3, and 4 requires more votes in favor of adoption of the Proposals than those against adoption. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting.

   Abstentions are considered as shares present and entitled to vote and therefore will have the same effect as a vote against a matter presented at the meeting. Brokers who hold shares in street name for customers have the authority to vote on certain matters; with respect to any other matters, shares as to which brokers have not received discretionary voting authority from their customers are considered as shares not entitled to vote with respect to such matters, but are counted toward the establishment of a quorum.

Voting Electronically via the Internet or Telephone

   Stockholders whose shares are registered directly with Wells Fargo Shareowner Services may vote either via the Internet or by calling Wells Fargo Shareowner Services. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

   If your shares are registered in the name of a bank or brokerage you may be eligible nonetheless to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program, which provides eligible stockholders who receive a paper copy of the annual report and proxy statement the opportunity to vote via the

Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided.

Proxies

   Whether or not you are able to attend the Meeting, you are urged to vote your proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified in the return proxy, it will be voted FOR the director nominees identified in Proposal No. 1, FOR Proposal Nos. 2, 3, and 4 and, in the discretion of the proxy holders, as to other matters that may properly come before the Meeting. You may revoke or change your proxy at any time before the Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal office before the beginning of the Meeting. You may also revoke your proxy by attending the Meeting and voting in person.

Solicitation of Proxies

   The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy, and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others, so that they may forward such solicitation materials to such beneficial owners.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

General

   The Company's Board of Directors is divided into three classes: Class I, Class II, and Class III. Each director serves for a term ending at the third annual meeting of stockholders following the annual meeting at which he was elected, except that any director appointed by the Board serves for a term ending at the annual meeting of stockholders for the class to which the director was appointed. Each director serves until his successor is elected and qualified or until his earlier death, resignation, or removal.

   Information is provided below with respect to the nominees for director. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Each nominee for director has consented to serve as such if elected by the stockholders. The nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Meeting will be elected members of the Board of Directors, to serve for the terms to which they were elected and until their successors have been elected and qualified. Stockholders may not cumulate votes in the election of directors.

Nominees for Election--Class II Directors (Term to expire in 2004)

   Jeffrey D. Brody, age 41, has been a director of the Company since October 1994. Since October 1999 he has served as a Managing Director at Redpoint Ventures, a venture capital firm, and, from 1994 to October 1999, he was a general partner of Brentwood Venture Capital, a venture capital firm. From 1988 until 1994, Mr. Brody served as Senior Vice President of Comdisco Ventures, a venture leasing firm. Mr. Brody holds a B.S. degree in Mechanical Engineering from the University of California, Berkeley, and an M.B.A. degree from the Stanford University Graduate School of Business. Mr. Brody is a member of the boards of directors of NextCard, Inc., an electronic commerce company, and several private companies.

   Michael J. Levinthal, age 46, has been a director of the Company since April 1998. Since 1984, he has been both a General Partner and a Managing Director of various venture capital funds affiliated with Mayfield Fund, a venture capital firm. Mr. Levinthal holds a B.S. degree in Engineering, an M.S. degree in Industrial Engineering and an M.B.A. degree from the Graduate School of Business at Stanford University. Mr. Levinthal is a member of the boards of directors of webMethods, Inc., an electronic commerce company, and several private companies.

Continuing Class III Directors (Term to expire in 2002)

   Michael W. Hilton, age 36, co-founded the Company in August 1993, and serves as its Chief Technical Officer. Mr. Hilton has served as Chairman of the Board of Directors from February 1996 until September 1999, and has been a director of the Company since 1993. Before co-founding the Company, he served as Senior Development Manager at Symantec Corporation during 1993. Prior to his employment at Symantec, he served as Director of Product Development for Contact Software International, a personal computer software publisher, which was acquired by Symantec. Mr. Hilton holds a B.A. degree in Computer and Information Sciences and a B.S. degree in Mathematics from the University of California, Santa Cruz.

   Norman A. Fogelsong, age 49, has been a director of the Company since July 1996. He has been a General Partner of Institutional Venture Partners, a venture capital firm, since 1989. Mr. Fogelsong holds a B.S. degree in Industrial Engineering from Stanford University, an M.B.A. degree from Harvard Business School, and a J.D. degree from Harvard Law School. Mr. Fogelsong is a member of the boards of directors of Aspect Communications Corporation (NASDAQ:
ASPT), an eCRM software company, and several private companies.

Continuing Class I Directors (Term to expire in 2003)

   S. Steven Singh, age 39, has served as the Company's President and Chief Executive Officer since February 1996, and as a director since 1993, including service as Chairman of the Board of Directors since September 1999. From 1993 to February 1996, Mr. Singh was General Manager of the Contact Management Division at Symantec Corporation, a computer software and services company. From 1992 to 1993, he was Vice President of Development for Contact Software International, a personal computer software publisher, which was acquired by Symantec in June 1993. Mr. Singh holds a B.S. degree in Electrical Engineering from the University of Michigan. Mr. Singh is a member of the board of directors of Allegis Corporation, a Partner Relationship Management (PRM) software company.

   Russell P. Fradin, age 45, has been a director of the Company since March 1999. Since October 1996 he has served in various capacities with Automatic Data Processing, Inc., a provider of computerized business services, most recently as President of Employer Services, North America. Prior to joining ADP, Mr. Fradin was a senior partner of McKinsey & Co., a management consulting firm, and was associated with that firm for 18 years. Mr. Fradin holds a B.S. degree in Economics and Finance from the University of Pennsylvania, and an M.B.A. degree from Harvard Business School.

Board of Directors Meetings and Committees

   During fiscal 2000, the Board of Directors held seven meetings. During this period, each incumbent director attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the time period for which each such director served on the Board of Directors) and (ii) the total number of meetings held by all Committees of the Board of Directors on which each such director served.

   The Company's Board of Directors has two standing Committees: the Audit Committee and the Compensation Committee.

   The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures, reviews the general scope of the annual audit and the fees charged by the independent auditors, and reviews and makes recommendations to the Board of Directors regarding the fairness of any proposed transaction between the Company and any officer, director, or other affiliate of the Company. The Audit Committee currently consists of Messrs. Levinthal and Fogelsong.

   The Compensation Committee makes decisions regarding all forms of salary, bonus, and stock compensation provided to executive officers of the Company, the long-term strategy for employee compensation, the types of stock and other compensation plans to be used by the Company and the shares and amounts reserved thereunder, and such other compensation matters as may from time to time be directed by the Board of Directors. The Compensation Committee currently consists of Messrs. Brody and Fogelsong.

Director Compensation

   Members of the Board of Directors receive no cash compensation for their services as directors, but are reimbursed for their reasonable travel expenses in attending meetings of the Board of Directors. Directors who are not employees of the Company are eligible to receive periodic option grants under the Company's 1998 Directors Stock Option Plan. Each eligible director is automatically granted an option for 20,000 shares on the date he first becomes a member of the Board of Directors, and, if he has served as a director continuously since the date of his original option grant, the director is automatically granted an option to purchase 8,000 shares on the date of each annual meeting of stockholders.

   All options under the 1998 Directors Stock Option Plan vest in increments over a four-year period, with exercise prices equal to the fair market value of the Common Stock on the date of grant. Options cease to vest if the individual ceases to provide services to the Company either as a director or consultant.

Recommendation of the Board of Directors

   The Board of Directors recommends a vote FOR the election of each nominated director.

                                 PROPOSAL NO. 2

                  AMENDMENT TO THE 1998 EQUITY INCENTIVE PLAN

   Stockholders are being asked to approve an amendment to the Company's 1998 Equity Incentive Plan (the "1998 Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,050,000 shares, from 5,240,000 to 6,290,000.

   The Board believes that the increase in the number of shares reserved for issuance under the 1998 Plan is in the best interests of the Company because of the continuing need to provide stock options to attract and retain quality employees. Competition for skilled software engineers and other key employees in the software and Internet industries is intense and the use of significant stock options for retention and motivation of such personnel is pervasive in the Internet and high technology industries. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide the Company with additional flexibility to facilitate the expansion and retention of its workforce.

   The Board approved the proposed amendment as of January 19, 2001, to be effective upon stockholder approval. Below is a summary of the principal provisions of the 1998 Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and you are encouraged to refer to the full text of the 1998 Plan.

Description of the 1998 Equity Incentive Plan

   The Board of Directors adopted the 1998 Plan in August 1998, and the stockholders approved it in September 1998. The Plan became effective in December 1998, and serves as the successor to the Company's 1994 Stock Option Plan (the "1994 Plan").

   Under the 1998 Plan, 3,240,000 shares of Common Stock were originally reserved for issuance, which was increased by 2,000,000 shares to 5,240,000 shares pursuant to stockholder approval at the 2000 Annual Meeting of Stockholders. In addition, the following shares may be issued pursuant to the 1998 Plan:

  . Any shares that remained available for issuance under the 1994 Plan when the 1998 Plan became effective;

  . Any shares that were subject to options granted under the 1998 Plan, or the 1994 Plan, that expire or terminate for any reason without being exercised;

  . Any shares that are issued pursuant to an option under the 1998 Plan, or the 1994 Plan, that the Company repurchases upon termination of the option holder's employment;

  . Any shares that are issued under a restricted stock award under the 1998 Plan that the Company repurchases or that are forfeited upon the termination of the award holder's employment; and

  . Any shares that are subject to a stock bonus award under the 1998 Plan that terminates without shares being issued.

   As of January 10, 2001, options to purchase an aggregate of 4,850,258 shares of Common Stock have been granted and/or have been exercised under the 1998 Plan. The proposed amendment to the 1998 Plan would increase the number of shares of Common Stock reserved for issuance thereunder by 1,050,000 shares, from 5,240,000 to 6,290,000.

   The 1998 Plan authorizes the award of incentive stock options, non-qualified stock options, restricted stock awards and stock bonuses. Incentive stock options may be granted only to Company employees, including officers and directors who are also employees. All other awards may be granted to Company employees, officers, directors, consultants, independent contractors and advisors, subject to applicable federal securities laws. The exercise price of incentive stock options must be at least equal to the fair market value of the Common Stock on the date of grant. As of January 10, 2001, 440 persons were eligible to participate in the 1998 Plan. The exercise price of non-qualified stock options must be equal to at least 85% of the fair market value of the Common Stock on the date of grant. On January 10, 2001, the closing price of the Common Stock was $1.3125 per share. The maximum term of options granted under the 1998 Plan is ten years. The 1998 Plan will terminate in August 2008, unless it is terminated sooner in accordance with its terms.

   Awards granted under the 1998 Plan generally may not be transferred other than by will or by the laws of descent and distribution. In the event of the Company's dissolution or liquidation or a "change in control" transaction, outstanding awards may be assumed by the successor corporation. If the successor corporation does not assume outstanding awards, they will expire. In the discretion of the Compensation Committee, the vesting of such awards may accelerate upon such transaction.

Administration

   The 1998 Plan is administered by the Compensation Committee, which currently consists of Mr. Brody and Mr. Fogelsong, both of whom are "non-employee directors" under applicable federal securities laws and "outside directors" as defined under applicable federal securities laws. The Compensation Committee has the authority to construe and interpret the 1998 Plan and any agreement made thereunder, to grant awards and to make all other determinations necessary or advisable for the administration of the 1998 Plan. The Compensation Committee may, with the consent of optionees, issue new options in exchange for the surrender and cancellation of any outstanding options.

   The Compensation Committee in its discretion may permit payment for stock options or restricted stock in cash, with full-recourse promissory notes, waiver of compensation due, or "same day sales" in connection with option exercises.

   The Compensation Committee may also guarantee third-party loans in order to help recipients of stock option grants or restricted stock awards pay the exercise price or purchase price of those options or awards.

Federal Income Tax Information

   THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE 1998 PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1998 PLAN.

Incentive Stock Options ("ISO")

   A Participant will recognize no income upon grant of an ISO and will incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax as described below). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the ISO was exercised and for more than two years after the date the ISO was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

   If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then the gain realized upon such disposition, up to the difference between the exercise price and the fair market value of the ISO Shares on the later of the date of exercise or the date of vesting (or, if less, the amount realized on a sale of such ISO Shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain.

Alternative Minimum Tax

   The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price for such shares is an adjustment to income for purposes of the alternative minimum tax ("AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular income tax) is 26% of the portion of an individual taxpayer's alternative minimum taxable income (28% of that portion in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Nonqualified Stock Options ("NQSO")

   A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the purchased shares on the date of exercise and the Participant's exercise price for these shares. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

Restricted Stock and Stock Bonus Awards

   Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

Maximum Tax Rates

   The maximum tax rate currently applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a current maximum rate of 20%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than 12 months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

Tax Treatment of the Company

   The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income, provided that the Company timely reports such income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

   The 1998 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

Recommendation of the Board

   The Board of Directors recommends a vote FOR the amendment to the 1998 Equity Incentive Plan.

                                 PROPOSAL NO. 3

               AMENDMENT TO THE 1998 DIRECTORS STOCK OPTION PLAN

   Stockholders are being asked to approve an amendment to the Company's 1998 Directors Stock Option Plan (the "Directors Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares, from 240,000 to 440,000.

   The Board believes that the increase in the number of shares reserved for issuance under the 1998 Plan is in the best interests of the Company. The primary purpose of the Directors Plan is to provide additional incentives to attract and retain quality directors who are not employees of the Company or certain of its affiliates by encouraging their stock ownership in the Company. The Board of Directors regards the number of shares presently available for grant under the Directors Plan as insufficient to carry out the purposes of the Directors Plan in the future, and believes that the availability of additional shares is important to the future success and growth of the Company. The Board of Directors has not made any determinations as to the grant of any options which would be covered by the proposed amendment to the Directors Plan.

   The Board approved the proposed amendment as of January 19, 2001, to be effective upon stockholder approval. A summary of the principal provisions of the Directors Plan, assuming stockholder approval of the amendment, is provided below. The summary is not necessarily complete, and you are encouraged to refer to the full text of the Directors Plan.

Description of the 1998 Directors Stock Option Plan

   The Board of Directors adopted the Directors Plan in August 1998, and the stockholders approved it in September 1998. The plan became effective in December 1998.

   Under the Directors Plan, 240,000 shares of Common Stock were originally reserved for issuance. Upon the expiration, cancellation, or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the Directors Plan. As of January 10, 2001, options to purchase an aggregate of 160,000 shares of Common Stock have been granted and/or have been exercised under the Directors Plan. The proposed amendment to the Directors Plan would increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares, from 240,000 to 440,000.

   The Directors Plan currently authorizes the grant of options to purchase shares of the Company's Common Stock only to directors of the Company who are not employees of the Company or certain of its affiliates, subject to applicable federal securities laws. The Directors Plan authorizes the award of non-qualified stock options only. Under the Directors Plan, on the date that a qualifying director first becomes a director of the Company, the qualifying director is automatically granted an option to purchase 20,000 shares of Common Stock. At each Annual Meeting of the Company thereafter, the qualifying director is automatically granted an option to purchase an additional 8,000 shares of Common Stock, so long as he or she continuously serves as a member of the Board of Directors. The vesting schedule of such options is structured as set forth in the Directors Plan, and the exercise price of such options must be equal to at least the fair market value of the Common Stock on the date of grant. The maximum term of options granted under the Directors Plan is ten years. The Directors Plan will terminate in August 2008, unless it is terminated sooner in accordance with the terms of the Directors Plan.

   Options granted under the Directors Plan generally may not be transferred other than by will or by the laws of descent and distribution. In the event of the Company's dissolution or liquidation or a "change in control" transaction, the vesting of all outstanding options granted pursuant to the Directors Plan will accelerate and the options will become exercisable in full prior to the consummation of such transaction, subject to conditions set forth in the Directors Plan.

Administration

   The Directors Plan currently is administered by the Compensation Committee, which currently consists of Mr. Brody and Mr. Fogelsong, both of whom are "non-employee directors" under applicable federal securities laws and "outside directors" as defined under applicable federal securities laws. The Compensation Committee has the authority to construe and interpret the Directors Plan and any agreement made thereunder, to grant awards and to make all other determinations necessary or advisable for the administration of the Directors Plan. The Compensation Committee may, with the consent of optionees, issue new options in exchange for the surrender and cancellation of any outstanding options.

   The Compensation Committee in its discretion may permit payment for stock options in cash, with full-recourse promissory note, waiver of compensation due, or "same day sales" in connection with option exercise.

Federal Income Tax Treatment

   Please refer to the discussion of the federal income tax consequences relating to NQSOs under the section of this proxy statement entitled "Proposal 2: Amendment to the 1998 Equity Incentive Plan."

Recommendation of the Board

   The Board of Directors recommends a vote FOR the amendment to the 1998 Directors Stock Option Plan.

                                PROPOSAL NO. 4

                     RATIFICATION OF INDEPENDENT AUDITORS

General

   The Company is asking stockholders to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 2001. Ernst & Young performs the audit of the Company's financial statements, and has been the Company's independent accounting firm since the inception of the Company. Representatives of Ernst & Young will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Recommendation of the Board of Directors

   The Board of Directors recommends a vote FOR the ratification of Ernst & Young LLP as the Company's independent auditors.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters to be presented for stockholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                              EXECUTIVE OFFICERS

   In addition to the executive officers who are members of the Board of Directors, the following individuals are executive officers of the Company:

   Stephen A. Yount, age 43, joined the Company in June 2000 as its Executive Vice President of Operations and Chief Financial Officer and has served as its Chief Operating Officer since January 2001. Mr. Yount has nearly 20 years of financial and operational management experience. Prior to joining the Company, he served as Executive Vice President and Chief Financial Officer of mediapassage.com, an e-Services business for advertising media. Prior to that, Mr. Yount was Executive Vice President and Chief Financial Officer of INTERLINQ Software, an enterprise software developer.

   John F. Adair, age 36, joined the Company in May 2000 as its Vice President of Finance and Operations. He currently serves as its Chief Financial Officer. Prior to joining the Company, Mr. Adair served as Controller for PACCAR Financial and PACCAR Leasing. Prior to that, Mr. Adair served as Senior Vice President of Finance for ValliCorp Holdings and ValliWide Bank.

   Rajeev Singh, age 32, co-founded the Company in August 1993 and currently serves as its Executive Vice President of Sales, Marketing, and Services.
Prior to co-founding the Company, Mr. Singh served as a Software and Manufacturing Engineer at General Motors Corporation from July 1986 to January 1990 and he served as a Software Project Manager for the development of complex computer simulations at Ford Motor Company from January 1991 to March 1993.

   Kyle R. Sugamele, age 38, joined the Company in August 2000 as its Vice President and General Counsel. Prior to joining the Company, from July 1995 to August 2000, Mr. Sugamele served as Vice President, General Counsel, and Corporate Secretary at Cellular Technical Services Company, Inc., a provider of software solutions for the wireless telecommunications industry. From March 1991 to July 1995, Mr. Sugamele practiced law at the firm of Mundt, MacGregor, Happel, Falconer, Zulauf & Hall in Seattle. Prior to that time, Mr. Sugamele practiced law at the firm of Graham & Dunn in Seattle.

   Scott E. Schwisow, age 37, joined the Company in April 1996 and currently serves as its Vice President of ASP Operations, with responsibility for all operations, hosting, and client service for the Company's rapidly growing ASP customer base. Prior to joining the Company, Mr. Schwisow was a Regional Consulting Manager for Epicor Software Corporation (formerly Platinum Software). Prior to that, Mr. Schwisow managed his own consulting business focused on financial system design and implementation after working with Andersen Consulting for a period of five years.

   Kenneth Cooper, age 48, joined the Company in March 1999 and currently serves as its Vice President and General Manager of EMEA Operations, based in Amersham, Buckinghamshire, United Kingdom. Prior to joining the Company, Mr. Cooper was Vice President of European Operations for Epicor Software Corporation (formerly Platinum Software). With over 17 years management and director level experience in manufacturing and IT, Mr. Cooper has experience in various European countries and with North American liaison.

   Donna E. Hilty, age 46, joined the Company in November 2000 as its Vice President of Human Resources and has 20 years of experience in human resources, operations, and finance. Prior to joining the Company, Ms. Hilty was a Senior Manager at The Boeing Company and was responsible for the recruitment and retention of professional employees across the company.

                            OWNERSHIP OF SECURITIES

Table of Beneficial Ownership

   The following table sets forth, as of January 10, 2001 (except as otherwise indicated in the footnotes below), information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each director of the Company; (iii) the Chief Executive Officer and each of the other four most highly-compensated executive officers of the Company who served as executive officers as of September 30, 2000 and who received salary and bonus in excess of $100,000 during fiscal 2000, which includes two former executive officers of the Company who would otherwise have been included as one of such highly-compensated executive officers but for the fact that their employment with the Company terminated during fiscal 2000 (collectively, the "Named Executive Officers"); and (iv) all current directors and executive officers of the Company as a group.

                                                  Amount and Nature Percent of
                                                    of Beneficial   Outstanding
   Name and Address of Beneficial Owner             Ownership(1)     Shares(1)
   ------------------------------------           ----------------- -----------
   Jeffrey D. Brody.............................      2,330,922(2)      9.2%
    Brentwood Associates VI, L.P. and affiliates
   Norman A. Fogelsong..........................      2,222,700(3)      8.8
    Institutional Venture Partners VII, L.P. and
     affiliates
   American Express Travel Related Services
    Company, Inc. ..............................      1,570,161(4)      6.2
   S. Steven Singh..............................      1,222,129(5)      4.7
   Michael W. Hilton............................      1,178,586(6)      4.6
   Rajeev Singh.................................        442,714(7)      1.7
   Jon T. Matsuo................................        272,933(8)      1.1
   Robert K. Reid...............................        129,098(9)        *
   Michael J. Levinthal.........................         89,646(10)       *
   Russell P. Fradin............................          8,333(11)       *
   Alan A. Brown................................              0           *
   All current directors and executive officers
    as a group (13 persons).....................      7,567,778(12)    29.9%

--------
  *   Less than 1%

 (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership upon the exercise of an option or warrant on or before November 29, 2000 (i.e., within 60 days after September 30, 2000, the Company's fiscal year end).

 (2) Includes 3,871 shares owned directly by Mr. Brody, and 10,417 shares subject to options exercisable by Mr. Brody on or before November 29, 2000. Also includes 1,715,014 shares owned by Brentwood Associates VI, L.P., 512,034 shares owned by Brentwood Associates VIII, L.P., 21,334 shares owned by Brentwood Affiliates Fund, L.P., and 68,252 shares owned by Brentwood Affiliates Fund II, L.P. Mr. Brody, a director of the Company, is (i) a managing member of Brentwood VIII Ventures, LLC, the general partner of Brentwood Associates VIII, L.P. and Brentwood Affiliates Fund II, L.P., and (ii) a general partner of Brentwood VII Ventures, L.P., the general partner of Brentwood Affiliates Fund L.P. Mr. Brody disclaims beneficial ownership of these shares except to the extent of his actual pecuniary interest. The address for Mr. Brody, and all of the above Brentwood entities, is 3000 Sand Hill Road, Suite 260, Building 1, Menlo Park, CA 94025.

 (3) Represents 10,000 shares owned directly by Mr. Fogelsong, and 10,417 shares subject to options exercisable by Mr. Fogelsong on or before November 29, 2000. Also represents 2,092,961 shares owned by Institutional Venture Partners VII, L.P. ("IVP-VII"), 34,046 shares owned by Institutional Venture Management VII, L.P. ("IVM-VII"), the general partner of IVP VII, and 75,276 shares owned by IVP

     Founders Fund I, of which Institutional Venture Management VI ("IVM-VI") is the general partner. Mr. Fogelsong, a director of the Company, is a general partner of IVM-VI and IVM-VII, and disclaims beneficial ownership of these shares except to the extent of his actual pecuniary interest, but exercises shared voting and investment power with respect to these shares. The address for Mr. Fogelsong and all of the above Institutional Venture Partners entities is 3000 Sand Hill Road, Building 2, Menlo Park, CA 94025.

 (4) Represents 870,161 shares held of record by American Express Travel Related Company ("TRS") and 700,000 shares subject to a warrant held by TRS that is exercisable at any time on or before January 15, 2002 at a cash purchase price of $85.00 per share. The address for TRS is World Financial Center, New York, NY 10285.

 (5) Includes 730,452 shares owned directly and 491,677 shares subject to options exercisable on or before November 29, 2000.

 (6) Includes 879,867 shares owned directly and 298,719 shares subject to options exercisable on or before November 29, 2000.

 (7) Includes 153,957 shares owned directly and 288,757 shares subject to options exercisable on or before November 29, 2000.

 (8) Includes 36,774 shares owned directly and 236,159 shares subject to options exercisable on or before November 29, 2000. Mr. Matsuo ceased to be an employee of the Company as of January 8, 2001.

 (9) Includes 18,300 shares owned directly based on information available to the Company as of June 30, 2000, and 110,798 shares subject to options exercisable on or before November 29, 2000.

(10) Represents 79,299 shares owned indirectly as trustee for certain family trusts, and 10,417 shares subject to options exercisable on or before November 29, 2000.

(11) Includes 8,333 shares subject to options exercisable on or before November 29, 2000.

(12) Includes 1,175,118 shares subject to options exercisable on or before November 29, 2000, including options described in the above footnotes, except for footnote (4).

Section 16(a) Beneficial Ownership Reporting Compliance

   Under the securities laws of the United States, the Company's directors and officers, and any persons who own more than 10% of the Company's Common Stock are required to file initial reports of ownership and reports of changes in ownership to the Securities and Exchange Commission (the "SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this proxy statement any failure to file by those dates. Based solely upon its review of the copies of such reports for fiscal 2000, as furnished to the Company, and written representations from the Company's directors and officers, the Company believes that there has been compliance with all SEC filing requirements applicable to directors, officers, and 10% beneficial owners for such fiscal year.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Committee Report

   Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report and the performance graph in this document shall not be incorporated by reference in any such filings.

   The Compensation Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company and to determine the compensation for the Chief Executive Officer and other executive officers. It also administers the Company's stock plans. Additionally, the Committee is routinely consulted to approve compensation packages for newly-hired executives. The Committee's compensation policy for executive officers is designed to promote continued performance, and attract, motivate and retain talented executives responsible for the success of the Company.

Executive Compensation

   At the conclusion of each fiscal year the Committee meets with the Chief Executive Officer to consider executive compensation plans for the next fiscal year. The Committee determines the compensation levels for the executive officers by reviewing certain independent information sources as they are available, and from the recommendations of the Chief Executive Officer.

   Executive officers of the Company are paid base salaries in line with their responsibilities, as determined in the discretion of the Committee. Executive officers are also eligible to receive incentive cash bonuses based on achievement of performance targets established at the beginning of the fiscal year. During fiscal year 2000, the objectives used by the Company as the basis for incentive bonuses were the achievement of quarterly corporate revenue goals.

   Long-term equity incentives for executive officers and other Company employees are effected through stock option grants under the Company's 1998 Plan. The Committee believes that equity-based compensation in the form of stock options links the interests of management and employees with those of the stockholders. Substantially all of the Company's full-time employees participate in the 1998 Plan. The number of shares subject to each stock option granted to executive officers is within the discretion of the Committee and is based on each executive's position within the Company, past performance, anticipated future contributions, and prior option grants. Each grant allows the executive to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) in installments generally over a four-year period. The option grants will provide a return only if the executive remains with the Company, and only if the market price appreciates over the option term.

CEO Compensation

   The annual base salary for Mr. Singh is reviewed and approved annually by the Committee, and is based upon the criteria set forth under the discussion of Executive Compensation above. Mr. Singh's target incentive cash bonus is tied to corporate revenue goals, achieving designated corporate objectives, and satisfactorily managing the Company's overall corporate business plan.

                                          COMPENSATION COMMITTEE

                                          Jeffrey D. Brody

                                          Norman A. Fogelsong

Compensation Committee Interlocks and Insider Participation

   None of the members of the Compensation Committee is, or was at any time, an officer or employee of the Company or any of its subsidiaries. None of the Company's executive officers serves or has served on the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company's board of directors or Compensation Committee during the most recently completed fiscal year.

Summary of Cash and Certain Other Compensation

   The following table sets forth the compensation awarded, earned, or paid for services rendered in all capacities by the Named Executive Officers for each of the last three fiscal years.

Summary Compensation Table

                                                                  Long-Term
                                               Annual           Compensation
                                            Compensation          Awards(1)
                                          ----------------- ---------------------
                                                            Securities Underlying  All Other
Name and Principal Position          Year  Salary   Bonus          Options        Compensation
---------------------------          ---- -------- -------- --------------------- ------------
S. Steven Singh..................... 2000 $248,077 $ 36,923        175,000           $    0
 President, Chief Executive Officer, 1999  250,000   85,000        100,000                0
 and Chairman of the Board           1998  200,000  140,529        200,000                0

Michael W. Hilton................... 2000  165,000   12,500        140,000                0
 Chief Technical Officer             1999  165,509   99,937        100,000                0
                                     1998  132,000   48,393         52,000                0

Rajeev Singh........................ 2000  173,731   32,918        165,000                0
 Executive Vice President            1999  165,000   50,000        100,000                0
 of Sales, Marketing, and Service    1998  115,000  108,027         52,000                0

Jon T. Matsuo(2).................... 2000  198,654   76,346        265,000                0
 Former President of Expense         1999  175,000  112,500        100,000                0
 Management Division                 1998  150,000  157,000        52,0000                0

Robert K. Reid(3)................... 2000  251,202   52,000         10,000                0
 Former President of Concur          1999   56,250        0        293,708                0
 Commerce Network Division           1998      N/A      N/A            N/A              N/A

Alan A. Brown(4).................... 2000  156,811   26,538         40,000           74,824
 Former Executive Vice               1999   77,308        0        125,000                0
 President of Global Marketing       1998      N/A      N/A            N/A              N/A

--------

(1) None of the Named Executive Officers received any restricted stock awards or long-term incentive plan payouts in fiscal 2000, 1999 or 1998.

(2) Represents compensation paid to Mr. Matsuo during fiscal 2000, 1999, and 1998. Mr. Matsuo's employment with the Company ceased effective as of December 31, 2000.

(3) Represents compensation paid to Mr. Reid since the date he joined the Company in January 1999. Mr. Reid's position as an executive officer of the Company ceased effective as of June 30, 2000.

(4) Represents compensation paid to Mr. Brown during his employment with the Company from May 1999 to June 2000, at which time his employment with the Company ceased. In connection with his termination of employment, Mr. Brown received additional compensation during fiscal 2000 in the amount of $67,500. During fiscal 2000, the Company made payments to Mr. Brown or on his behalf in connection with relocation costs and expenses, together with a gross-up to cover applicable taxes, for a total amount of $7,324.

Stock Options

   The following table provides information with respect to stock option grants made to the Named Executive Officers under the Company's stock option plans during fiscal 2000.

Table of Option Grants in Fiscal 2000

                                        Individual Grants(1)
                         --------------------------------------------------- Potential Realizable Value
                         Number of       % of                                  at Assumed Annual Rates
                         Securities Total Options                            of Stock Price Appreciation
                         Underlying   Granted to                                  for Option Term(6)
                          Options    Employees in  Exercise Price Expiration ---------------------------
Name                     Granted(2) Fiscal 2000(3)  Per Share(4)     Date       At 5%         At 10%
----                     ---------- -------------- -------------- ---------- ---------------------------
S. Steven Singh.........  175,000        3.5%          $ 5.00       6/9/10   $    550,283 $    1,394,525
Michael W. Hilton.......   15,000        0.3            23.25      12/1/09        219,327        555,818
                          125,000        2.5             5.00       6/9/10        393,059        996,089
Rajeev Singh............   15,000        0.3            23.25      12/1/09        219,327        555,818
                          150,000        3.0             5.00       6/9/10        471,671      1,195,307
Jon T. Matsuo...........   15,000        0.3            23.25      12/1/09        219,327        555,818
                          250,000        5.0             5.00       6/9/10        786,118      1,992,178
Robert K. Reid..........   10,000        0.2            23.25      12/1/09        146,218        370,545
Alan A. Brown...........   40,000        0.8            23.25      12/1/09        584,872      1,482,180

--------
(1) No stock appreciation rights were granted to any of the Named Executive Officers during fiscal 2000.

(2) Except where indicated otherwise, all options granted in fiscal 2000 were granted pursuant to the 1998 Plan or the Company's 1999 Stock Incentive Plan and become exercisable with respect to 25% of the shares on the first anniversary of the date of grant and with respect to an additional 2.0833% options each month thereafter and, in certain cases, subject to acceleration upon certain changes in control of the Company.

(3) Based on a total of 5,018,973 options granted to all employees during fiscal 2000.

(4) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant.

(5) Options were granted under a special company-wide grant following the announcement of the Company's restructure in June 2000, and were granted pursuant to the 1998 Plan and the Company's 1999 Stock Incentive Plan. Options become exercisable with respect to 30% of the total options on March 9, 2001 and with respect to an additional 3.333% of the shares each month thereafter and, in certain cases, subject to acceleration upon certain changes in control of the Company and upon the Company meeting certain financial performance goals.

(6) The potential realizable value is calculated based upon the term of the option at its time of grant, and by assuming that the aggregate exercise price appreciates at the indicated annual rate compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated price. The hypothetical 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimates or projections of future Common Stock prices. There can be no assurance that the Common Stock will appreciate at any particular rate or at all in future years. Mr. Brown's employment with the Company ceased effective as of June 30, 2000 and all of his options to purchase Company stock expired 90 days thereafter.

Option Exercises in Fiscal 2000

   The following table sets forth information with respect to stock option grants to the Named Executive Officers, including the number of shares of Common Stock purchased upon exercise of options in fiscal 2000, the net value realized upon such exercise, the number of unexercised options outstanding on September 30, 2000 and the value of unexercised "in-the-money" options on September 30, 2000.

Table of Aggregated Option Exercises and 2000 Fiscal Year-End Option Values

                                                Number of Securities
                                               Underlying Unexercised     Value of Unexercised
                          Shares                     Options at          In-the-Money Options at
                         Acquired               September 30, 2000(2)     September 30, 2000(3)
                            on       Value    ------------------------- -------------------------
Name                     Exercise Realized(1) Exercisable Unexercisable Exercisable Unexercisable
----                     -------- ----------- ----------- ------------- ----------- -------------
S. Steven Singh.........       0   $      0     378,809      276,191     $690,366     $108,334
Michael W. Hilton.......       0          0      88,225      203,775       75,834       28,166
Rajeev Singh............       0          0      98,051      228,949       97,132       28,618
Jon T. Matsuo...........  45,000    138,235     225,444      328,956      357,952       28,638
Robert K. Reid..........  33,000    579,855      98,911      138,497      117,210      152,269
Alan A. Brown...........       0          0      41,666       83,334            0            0

--------
(1) Based on the market price on day of exercise less the option exercise price payable per share.

(2) There were no stock appreciation right exercises during fiscal 2000 and no stock appreciation rights were outstanding at September 30, 2000.

(3) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been realized, and may never be realized. These values are based on the positive spread between the respective exercise prices of the outstanding options and the closing price of the Company's Common Stock on the last business day of fiscal 2000 at $2.375 per share. A lack of a value in these columns is indicative of a negative spread between said values, and as such, is not reportable.

Employment Contracts and Change in Control Agreements

   The following information is provided with respect to certain employment-related contracts between the Company and any Named Executive Officers.

   The Company and Jon Matsuo entered into a letter agreement dated June 20, 1994 governing his employment with the Company. Under the agreement, the Company paid Mr. Matsuo an initial annual salary of $90,000. The compensation for Mr. Matsuo subsequently increased. In addition, he was granted an initial option to purchase 104,000 shares of Common Stock. This agreement and Mr. Matsuo's employment with the Company terminated effective as of January 8, 2001.

   The Company and Robert Reid entered into a letter agreement dated May 26, 1999 governing his employment with the Company. Under the agreement, the Company offered Mr. Reid an initial annual salary of $225,000. Pursuant to the mutual agreement of the Company and Mr. Reid, this agreement and Mr. Reid's employment with the Company will terminate effective as of April 15, 2001.

   The Company and Alan Brown entered into a letter agreement dated April 12, 1999 governing his employment with the Company. Under the agreement, the Company offered Mr. Brown an initial annual salary of $200,000. In addition, he was granted an initial option to purchase 125,000 shares of Common Stock. The Company also agreed to reimburse Mr. Brown for his actual relocation expenses and up to $20,000 in real estate closing costs associated with acquiring a home in the Seattle area. This agreement and Mr. Brown's employment with the Company terminated effective as of June 30, 2000.

                             AUDIT COMMITTEE REPORT

   Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference to any such filings.

   The Audit Committee presently is composed of two independent directors and operates under a written charter adopted by the Board of Directors, which is attached as Appendix A to this proxy statement. The members of the Committee are Michael J. Levinthal and Norman A. Fogelsong. The Committee recommends to the Board of Directors the selection of the Company's independent auditors, subject to stockholder ratification.

   Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

   In this context, the Committee has met and discussed the fiscal 2000 audited financial statements with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No.61, entitled Communication with Audit Committees.

   The Company's independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, entitled Independence Discussions with Audit Committees, and the Committee discussed with the independent auditors that firm's independence.

   Based upon the Committee's discussion with management and the independent auditors and the Committee's review of the representation of management and the report of the independent auditors to the Committee, the Committee recommended that the Board include the audited financial statements for fiscal 2000 in the Company's Annual Report on Form 10-K for the year ended September 30, 2000 filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Michael J. Levinthal

                                          Norman A. Fogelsong

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Safeco Corporation and Safeco Life Insurance Company

   Randall Talbot, who was a director of the Company from February 2000 to January 2001, is employed by SAFECO Life Insurance Company ("SAFECO"). The Company believes that the terms of the agreements described below between the Company and SAFECO and/or its affiliates, taken as a whole, are no less favorable to the Company than the Company could have obtained from unaffiliated third parties.

   On February 22, 2000, the Company entered into a strategic marketing agreement and a distribution agreement with SAFECO, under which SAFECO agreed to resell certain of the Company's products through its distribution network and to undertake joint marketing activities with the Company to promote certain of the Company's products. These agreements also called for revenues generated from the joint marketing activities to be shared between the Company and SAFECO. The Company did not recognized any revenue under these agreements during fiscal 2000. Under the terms of these agreements, the Company also granted SAFECO warrants to purchase up to 3,750,000 shares of the Company's common stock. These warrants become exercisable only if SAFECO achieves certain annual milestones relating to revenue, derived in connection with the agreements described above over the next five years. The exercise price is the greater of $30.26 or 50 percent of the fair value of the common stock price on prescribed dates.

   On February 22, 2000, the Company entered into a stock purchase agreement with SAFECO Corporation, an affiliate of SAFECO, for the purchase of 1,073,929 of the Company's common stock at a purchase price of $23.28 per share, which was the closing price of the Company's common stock on that date. On March 31, 2000, the Company entered into a volume license agreement with SAFECO, under which SAFECO was granted internal use rights with respect to certain of the Company's products. Pursuant to the terms of the volume license agreement, SAFECO paid an aggregate of $2,518,847 in fiscal year 2000 to the Company for license fees and related maintenance and consulting services.

Transactions with Automatic Data Processing, Inc.

   Russell F. Fradin, who is currently a director of the Company, is employed by Automatic Data Processing, Inc. As of May 17, 2000, the Company and ADP, Inc. ("ADP"), an affiliate of Automatic Data Processing, Inc., entered into a joint marketing and sales representation agreement. Under the agreement, the Company and ADP have formed an alliance for strategic marketing and sales of the Company's business travel and entertainment expense management product. The Company paid ADP less than $60,000 in the aggregate in fiscal year 2000 for marketing and related services provided by ADP under the agreement. The Company believes that the terms of this agreement with ADP, taken as a whole, is no less favorable to the Company than the Company could have obtained from unaffiliated third parties.

                            STOCK PERFORMANCE GRAPH

General

   The stock price performance graph below is required by the SEC and should not be deemed to be incorporated by reference in any general statement incorporating by reference this Proxy Statement into any filing under the Securities Exchange Act of 1933, as amended, or under the Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be soliciting material or filed under such Acts.

   The graph compares (i) the cumulative total stockholder return on the Common Stock from the Company's public offering in December 1998 to September 30, 2000 (measured by the difference between closing prices on each such date) with (ii) the cumulative total return of the Nasdaq National Market Index and the Nasdaq Computer Index over the same period, assuming the investment of $100 in the Common Stock and in both of the other indices on the date of the Company's initial public offering, and reinvestment of all dividends.

Comparison of Cumulative Total Return


                              [PERFORMANCE GRAPH]

                                       December 16, September 30, September 30,
                                           1998         1999          2000
                                       ------------ ------------- -------------
   Concur Technologies, Inc. .........     $100         $146          $ 12
   Nasdaq National Market Index.......      100          137           182
   Nasdaq Computer Index..............      100          144           180

                             STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than November 1, 2001, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. Stockholders wishing to bring a proposal before the 2002 Annual Meeting of Stockholders (but not include it in the Company's proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company by December 31, 2001. In addition, stockholders must comply with the procedural requirements in the Company's bylaws, a copy of which may be obtained from the Company. The bylaws are also on file with the SEC.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                           OF THE COMPANY

                                          /s/ S. Steven Singh

                                          S. Steven Singh
                                          President, Chief Executive Officer
                                           and Chairman of the Board

                                                                      Appendix A

                           CONCUR TECHNOLOGIES, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. Purpose

   The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Concur Technologies, Inc. (the "Company") is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company's financial accounting, reporting and controls. The Committee's principal functions are to:

  . monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company's independent auditors, and the Company's financial and senior management;

  . review and evaluate the independence and performance of the Company's independent auditors; and

  . facilitate communication among the Company's independent auditors, the Company's financial and senior management, and the Board.

   The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

   While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company's policies and procedures.

II. Membership

   All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the Committee membership.

   As of the date this charter is adopted and until June 13, 2001, the Committee shall consist of at least two members of the Board. At least a majority of the members shall be persons who are not officers or employees of the Company or any subsidiary and who do not have any other relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of June 14, 2001, the Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be "independent" as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the "Rules"), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III. Meetings

   Meetings of the Committee shall be held quarterly. In addition, the Committee members, or the Chairman of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company's financial statements. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

IV. Responsibilities and Duties

   The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

   1. Review the Company's quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

   2. In connection with the Committee's review of the annual financial statements:

    . Discuss with the independent auditors and management the financial statements and the results of the independent auditors' audit of the financial statements.

    . Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles and the adequacy and effectiveness of its accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. The discussions should also include the reasonableness of significant judgments, the clarity of the disclosures in the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

   3. In connection with the Committee's review of the quarterly financial statements:

    . Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.

    . Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

   4. Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

   5. Discuss with the independent auditors and management their periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the Audit Committee by each group.

   6. Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

   7. Review the independence and performance of the independent auditors. Recommend to the Board of Directors the appointment or discharge of the independent auditors.

   8. Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following: (i) the independent auditors' ultimate accountability to the Board and the Committee, as representatives of the Company's stockholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

   9. Review and approve processes and procedures to ensure the continuing independence of the Company's independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

   10. Review the independent auditors' overall scope and audit plan.

   11. Approve the fees and other significant compensation to be paid to the independent auditors.

   12. Periodically review the status of any legal matters that could have a significant impact on the Company's financial statements.

   13. Annually prepare a report to the Company's stockholders for inclusion in the Company's annual proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

   14. Maintain minutes of meetings and periodically report to the Board of Directors on significant matters related to the Committee's responsibilities.

   15. Review and reassess the adequacy of the Committee's charter at least annually. Submit the charter to the Company's Board of Directors for review and include a copy of the charter as an appendix to the Company's proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).

   16. Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

                           CONCUR TECHNOLOGIES, INC.
                           1998 EQUITY INCENTIVE PLAN
                           As Adopted August 21, 1998
                          As Amended December 1, 1999
                      As Further Amended January 19, 2001*

     1. Purpose. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

     2.  Shares Subject to the Plan.

         2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 6,290,000 Shares plus Shares that are subject to:
(a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) an Award that otherwise terminates without Shares being issued. In addition, any authorized shares not issued or subject to outstanding grants under the Company's 1994 Stock Option Plan (the "Prior Plan") on the Effective Date (as defined below) and any shares issued under the Prior Plan that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. The total number of Shares issued under the Plan upon exercise of ISOs (as defined in Section 5 below) will in no event exceed 25,000,000 Shares (adjusted in proportion to any adjustment under Section 2.2 below) over the term of the Plan.

          2.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that

__________________
* On January 19, 2001, the Board of Directors approved the amendment to the Plan subject to approval by the stockholders at the Company's annual meeting of stockholders that will be held on March 8, 2001.

fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 1,200,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 1,500,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

     4.  Administration.

         4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

               (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

               (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

               (c) select persons to receive Awards;

               (d) determine the form and terms of Awards;

               (e) determine the number of Shares or other consideration subject to Awards;

               (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

               (g) grant waivers of Plan or Award conditions;

               (h) determine the vesting, exercisability and payment of Awards;

               (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

               (j) determine whether an Award has been earned; and

               (k) make all other determinations necessary or advisable for the administration of this Plan.

         4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

     5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

         5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

         5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

         5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

              (a) If the Participant is Terminated for any reason except death, Disability or Cause, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

              (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

              (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date, no later than ten (10) days after the Termination Date, but in any event, no later than the expiration date of the Options. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf.

         5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

         5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

         5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

         6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

         6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

         6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

         6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

     7.  Stock Bonuses.

         7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

        7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.


     8.  Payment for Share Purchases.

         8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

              (a) by cancellation of indebtedness of the Company to the Participant;

              (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

              (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

              (d) by waiver of compensation due or accrued to the Participant for services rendered;

              (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                  (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

              (f) by any combination of the foregoing.

         8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     9.  Withholding Taxes.

         9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

     10.  Privileges of Stock Ownership.

          10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

          10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     11. Transferability. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

     12. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's

Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

     13. Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     14. Escrow; Pledge of Shares. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     15. Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     16. Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     17. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18.  Corporate Transactions.

          18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

          18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

          18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     19. Adoption and Stockholder Approval. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve
(12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

     20. Term of Plan/Governing Law. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

     21. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

     22. Nonexclusivity of Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23. Definitions. As used in this Plan, the following terms will have the following meanings:

          "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation Committee of the Board.

          "Company" means Concur Technologies, Inc. or any successor corporation.

          "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

               (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

               (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

               (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

               (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

               (e) if none of the foregoing is applicable, by the Committee in good faith.

          "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

          "Option" means an award of an option to purchase Shares pursuant to
Section 5.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Participant" means a person who receives an Award under this Plan.

          "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

               (a) Net revenue and/or net revenue growth;

               (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

               (c) Operating income and/or operating income growth;

               (d) Net income and/or net income growth;

               (e) Earnings per share and/or earnings per share growth;

               (f) Total stockholder return and/or total stockholder return growth;

               (g)  Return on equity;

               (h) Operating cash flow return on income;

               (i) Adjusted operating cash flow return on income;

               (j)  Economic value added; and

               (k) Individual confidential business objectives.

          "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

          "Plan" means this Concur Technologies, Inc. 1998 Equity Incentive Plan, as amended from time to time.

          "Restricted Stock Award" means an award of Shares pursuant to Section
6.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

          "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the

Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

          "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

          "Vested Shares" means "Vested Shares" as defined in the Award
Agreement.

                           CONCUR TECHNOLOGIES, INC.

                       1998 DIRECTORS STOCK OPTION PLAN

                          As Adopted August 21, 1998
                         As Amended January 19, 2001*


     1. Purpose. This 1998 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for certain nonemployee members of the Board of Directors of Concur Technologies, Inc. (the "Company"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

     2. Adoption and Stockholder Approval. After this Plan is adopted by the Board of Directors of the Company (the "Board"), this Plan will become effective on the time and date (the "Effective Date") on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

     3. Types of Options and Shares. Options granted under this Plan shall be non-qualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company.

     4. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "Maximum Number") is 440,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

          5. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

     6.  Eligibility and Award Formula.

         6.1 Eligibility. Options shall be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each such person referred to as an "Optionee").

_______________
* On January 19, 2001, the Board of Directors approved the amendment to the Plan subject to approval by the stockholders at the Company's annual meeting of stockholders that will be held on March 8, 2001.

                                                       Concur Technologies, Inc.
                                                1998 Directors Stock Option Plan


         6.2 Initial Grant. Each Optionee who is or becomes a member of the Board on or after the Effective Date will automatically be granted an Option for 50,000 Shares (an "Initial Grant") on the later of the Effective Date or on the date such Optionee first becomes a member of the Board.

         6.3 Succeeding Grants. At each Annual Meeting of the Company, each Optionee will automatically be granted an Option for 20,000 Shares (a "Succeeding Grant"), provided the Optionee is a member of the Board on such date and has served continuously as a member of the Board since the date of such Optionee's Initial Grant.

     7.  Terms and Conditions of Options.  Subject to the following and to
Section 6 above:

         7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

         7.2 Vesting. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "Start Date" for such Option.

              (a) Initial Grants. Each Initial Grant will vest as to twenty-five percent (25%) of the Shares on the first anniversary of the Start Date for such Initial Grant, and as to one thirty-sixth (1/36th) of the Shares on each subsequent monthly anniversary of the Start Date, so long as the Optionee continuously remains a director or a consultant of the Company.

              (b) Succeeding Grants. Each Succeeding Grant will vest as to twenty-five percent (25%) of the Shares on the first anniversary of the Start Date for such Succeeding Grant, and as to one thirty-sixth (1/36th) of the Shares on each subsequent monthly anniversary of the Start Date, so long as the Optionee continuously remains a director or a consultant of the Company.

         7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

         7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "Expiration Date"). The Option shall cease to vest when the Optionee ceases to be a member of the Board or a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the "Termination Date". An Option may be exercised after the Termination Date only as set forth below:

              (a) Termination Generally. If the Optionee ceases to be a member of the Board or a consultant of the Company for any reason except death of the Optionee or disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee no later than seven (7) months after the Termination Date, but in no event later than the Expiration Date.

              (b) Death or Disability. If the Optionee ceases to be a member of the Board or a consultant of the Company because of the death of the Optionee or the disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

                                                       Concur Technologies, Inc.
                                                1998 Directors Stock Option Plan


     8.  Exercise of Options.

         8.1 Exercise Period. Subject to the provisions of Section 8.5 below, Options shall be exercisable as they vest; provided that the Committee may provide that such Options shall be immediately exercisable subject to repurchase in accordance with the vesting schedule set forth in Section 7.


         8.2 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

         8.3 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

         8.4 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

          8.5 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

          (a) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

          (b) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

     9. Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

     10. Privileges of Stock Ownership. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

                                                       Concur Technologies, Inc.
                                                1998 Directors Stock Option Plan


     11. Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

     12. No Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

     13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

     14. Acceleration of Options on Certain Corporate Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within seven months of the consummation of said event. Any options not exercised within such seven-month period shall expire.

     15. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan or any outstanding option, provided that the Board may not terminate or amend the terms of any outstanding option without the consent of the Optionee. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

     16. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

     17. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

          17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                                       Concur Technologies, Inc.
                                                1998 Directors Stock Option Plan


          17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          17.4 "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

                (d) in the case of an Option granted on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

                (e) if none of the foregoing is applicable, by the Committee in good faith.

                                                             +-----------------+
                                                             | COMPANY #       |
                                                             | CONTROL #       |
                                                             +-----------------+

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Names Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

 . Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m.(ET) on March 7, 2001.
 . You will be prompted to enter your 3-digit Company Number and your 7-digit
  Control Number which are located above.
 . Follow the simple instructions the Voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/cnqr/ - QUICK *** EASY *** IMMEDIATE

 . Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00
  p.m. (CT) on March 7, 2001.
 . You will be prompted to enter your 3-digit Company Number and your 7-digit
  Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Concur Technologies, Inc., c/o Shareowner Services,/SM/ P.O. Box 64873, St. Paul, MN 55164-0873.

     If you vote by Phone or Internet, please do not mail your Proxy Card

                            . Please detach here .



     The Board of Directors Recommends a Vote FOR Proposals 1, 2, 3 and 4

1. Proposal No. 1 - Election of Directors:
                    Class II
                    01  Michael J. Levinthal
                    02  Jeffrey D. Brody

                    (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box to the right)

                   -----------------------------------------
                   |                                       |
                   -----------------------------------------

               [ ] Vote FOR                   [ ] Vote WITHHELD
                  all nominees                    from all nominees
               (except as marked)

2. Proposal No. 2 - Amendment to the 1998 Equity Incentive Plan
        [ ] For                 [ ] Against                 [ ] Abstain

3. Proposal No. 3 - Amendment to the 1998 Directors Stock Option Plan
        [ ] For                 [ ] Against                 [ ] Abstain

4. Proposal No. 4 - Ratification of Ernst & Young LLP as the Company's independent auditors for fiscal year 2001.
        [ ] For                 [ ] Against                 [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTOR OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ]
indicate changes below:
                                            Date
                                                 -------------------------------

                                       -----------------------------------------
                                       |                                       |
                                       -----------------------------------------
                                       Signature(s) in Box
                                       Please sign exactly as your name(s)
                                       appear on Proxy. If held in joint
                                       tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

                       [LOGO OF CONCUR/TM/ TECHNOLOGIES]

                           CONCUR TECHNOLOGIES, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                            Thursday, March 3, 2001
                                  10:00 a.m.
                           DoubleTree Hotel Bellevue
                             300-112th Avenue S.E.
                                 Bellevue, WA




[LOGO OF CONCUR/TM/ TECHNOLOGIES]

Concur Technologies, Inc.
6222 - 185th Avenue NE
Redmond, WA 98052                                                          proxy
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors of Concur Technologies, Inc. for use at the Annual Meeting of Stockholders on March 8, 2001.

The shares of stock you hold in your account will be voted as you specify on the reverse.

If no choice is specified, the proxy will be voted "FOR" Proposals 1, 2, 3, and 4.

By signing the proxy, you revoke all prior proxies and appoint S. Steven Singh and Stephen A. Yount (the "Named Proxies"), and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments thereof.


                     See reverse for voting instructions.